                                Exhibit (10)(aa)

                                Agency Agreement
                                     between
                              Exeter Trust Company,
                         The One Group Services Company
                                       and
                             One Group Mutual Funds

                                AGENCY AGREEMENT

     This Agreement is made as of the 26th day of July, 2000 between: (1) Exeter Trust Company ("Company") and (2) One Group Mutual Funds (the "Trust"); The One Group Services Company (collectively, "TOGSC").

                                    RECITALS

A. The Trust is (I) an open-end investment company with one or more series of classes of shares (each such series or class of share a "Fund"); TOGSC is ether (II) an investment adviser to or administrator for the Funds, (III) the principal underwriter or distributor for the Funds, or (IV) the transfer agent for the Funds.

B. The Trust wishes to have Company provide to the Trust or on its behalf certain administrative services with respect to qualified employee benefit plans (the "Plans") which own shares of such Funds.

C. Company agrees to provide such services on the terms and conditions set forth herein.

                                    AGREEMENT

     THEREFORE, in consideration of the mutual promises set forth herein, the parties agree as follows:

1.   Shareholder Services

A. SHAREHOLDER ACCOUNT SET-UP AND MAINTENANCE - Company shall maintain and provide adequate facilities and procedures to: (1) establish and maintain Fund investments on behalf of Plans on the Company transaction processing and recordkeeping system, and (2) access the Plans current Fund information including, but not limited to, share balances, dividend information and transaction history.

B. SHAREHOLDER ASSISTANCE - Company shall make available to the Plans any information maintained by Company as may be necessary for the Plans to support and resolve shareholder servicing inquires. Company personnel will assist the Plans in the investigation of shareholder inquiries when necessary. Company will support shareholder service inquiries from the Plans serviced by Company. Company shall not make any statement or representation concerning a Fund that is not contained in the Trust's registration statement, annual report or proxy statement or any advertising or promotional material generated by or on behalf of any Fund.

C. TRANSACTION PROCESSING, AND SETTLEMENT - The Company transaction processing system shall enable the Plans to purchase, redeem and exchange shares of Funds available through Company. Company shall facilitate settlement with each Fund of Plan transactions in such Fund insofar as such transactions are transmitted by Company on behalf of the Plans.


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     The Trust agrees that it shall either: (1) make arrangements for all transactions processed pursuant to this Agreement to be process through the National Securities Clearing Corporation Fund./SERV system, or (2) obtain proper authority for Company to transmit to the Fund or its Agent daily manual trades until 4:00 p.m. Eastern Time, or such other times as set forth on Exhibit B, which trades shall remain eligible for that day's public offering price provided Company received the order by close of trading that day.

D. SHAREHOLDER ACCOUNT STATEMENT AND DISTRIBUTION - With respect to each Plan holding Fund investments through Company, Company shall deliver or cause to be delivered to such Plan periodic statements. Statements will include transaction detail for the statement period for each Fund in which shares were purchased, redeemed or exchanged, and a summary of the number of Fund shares owned and share value thereof as of the statement date to the extent such value is provided by the Fund.

E. CONFIRMATION PREPARATION AND DISTRIBUTION - Company shall generate a written confirmation for each purchase, redemption and exchange transaction affecting each Shareholder's Fund investments held through Company to the extend such confirmation is required, and such confirmation shall be distributed to Shareholders through or on behalf of Company or Correspondents.

F. PAYMENT OF FUND DISTRIBUTIONS - Company shall distribute to Shareholders all dividend, capital gain or other payments authorized by the trust and distributed and received by Company, and such distributions shall be credited to the Plans in accordance with the instructions provided by each Plan, including but not limited to dividend reinvestment into a Fund, or cash payments of distributions.

G. PROSPECTUS FULFILLMENT - Company will provide a prospectus to prospective shareholders or their agent upon request, provided the Trust or its agent has provided adequate copies thereof to Company or its designee.

     The Trust acknowledges and agrees that Company is not responsible for (1) the compliance of any prospectus or supplement thereto, annual report, proxy statement or item of advertising or marketing material of or relating to any Fund, which is prepared by the Trust or its agent, with any applicable laws, rules or regulations, (ii) the registration or qualification of any shares of any Fund under any federal or applicable state laws or (iii) the compliance by any Fund or the Trust or any "affiliated person" (as that term is defined in the rules under the Investment Company Act of 1940, as amended), with any applicable federal or state law, rule or regulation or the rules and regulations of any self regulatory organization with jurisdiction over such Fund, the Trust or affiliated person.

     Company will not make any offer or sale of Fund shares (a) in any state or jurisdiction in which such shares are not qualified for sale or exempt from the requirements of the relevant securities laws at any time after it has been provided with written notice from the Trust that such Fund is not so qualified or exempt in such state or jurisdiction, (b) in any state or jurisdiction in which it is not properly licensed or authorized to make offers or

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     sales, or (c) at any time after it has been provided with written notice from the Trust that such Fund is not then currently offering shares to the public.

H. ACCOUNT LEVEL TAX REPORTING - Company shall provide to Shareholders through Company or Correspondent such reports and information as may be required by the then-prevailing laws and regulations under the Internal Revenue Code.

II.  Representations and Warranties

A.   The Trust and TOGSC each represent and warrant that:

     (1) it has the requisite authority to enter into this agreement on its own behalf and, in the case of the Trust, on behalf of the Fund(s), and

     (2)  the payment to Company of any fees pursuant hereto:

          (a) has been duly authorized by the Board of Trustees of the Trust, or any other persons to the extent such authorization is required to properly make such payment;

          (b) is properly disclosed in the relevant prospectus to the extent such disclosure may be required, and

          (c) is in conformity with all federal, state and industry laws or regulations to which the Trust or its agents are subject.

B.   Company represents and warrants that:

     (1)  it is a corporation duly organized under the state laws of New
          Hampshire.

     (2) the execution and delivery of this Agreement and the performance of the services contemplated herein have been duly authorized by all necessary corporation action in its part, and this Agreement constitutes the valid and binding obligations of Company; and

     (3) it is in material conformity with all federal, state and industry laws or regulations to which it is subject.

C. Each party hereto represents and warrants that it shall provide to the others such information or documentation necessary for such party to fulfill its obligations hereunder, such other information or documentation
     - as any party may reasonably request and that it shall comply with such operating policies and procedures as the parties may adopt from time to time.

D. Each party is responsible for its compliance with all applicable laws, rules and regulations governing its performance under this Agreement, except to the extent its


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

     failure to comply with any law, rule or regulation is caused by another party's breach of this Agreement.

III. Fees

A.   Asset Based Fee

     For the services provided by Company hereunder, the Trust or TOGSC shall pay to Company a fee with respect to each Fund, which fee shall be based upon a percentage per annum of the average daily value of the aggregate number of shares of the Fund held by Company for the accounts of customers of Company and Correspondents. Such fee shall be calculated and paid in accordance with Exhibit A hereto.

IV.  Indemnification

     The Trust and TOGSC shall indemnify and hold harmless Company and each officer, employee and agent of Company from and against any and all claims, demands, actions, losses, damages, liabilities, or costs, charges, reasonable counsel fees, and expenses of any nature ("Losses") arising out of (1) any inaccuracy or omission in any prospectus or supplement thereto, registration statement, annual report or proxy statement of any Fund or the Trust or any advertising or promotional materials generated by any Fund or the Trust, (ii) any breach by the Trust or TOGSC of any representation, warranty, covenant, or agreement contained in this Agreement and (iii) any action taken or omitted to be taken by Company pursuant to this Agreement, except to the extent such Losses result from Company's breach of this Agreement, willful misconduct, or negligence.

     Company shall indemnify, defend and hold the Trust and TOGSC (including their officers, directors, employees and agents and any person who controls either of them) free and harmless from and against any and all Losses which such persons may incur under the Securities Act of 1933, as amended, or under common law or otherwise, arising out of or based upon (1) any breach of any representation, warrant, or covenant made by Company herein, (ii) any failure by Company to perform its obligations as set forth herein or,
     (iii) any action taken or omitted by Company to the extent that any Losses associated therewith are a result of Company's breach of this Agreement, willful misconduct or negligence.

V.   Confidentiality

     Each party acknowledges and understands that any and all technical, trade secret, or business information, including, without limitation, financial information, business or marketing strategies or plans, product development or customer information, which is disclosed to the other or is otherwise obtained by the other, its affiliates, agent or REPRESENTATIVES during the term of this Agreement (the "Proprietary Information" - is CONFIDENTIAL AND PROPRIETARY, CONSTITUTES TRADES SECRETS OF THE OWNER, AND is of great value and importance to the success of the owner's business. Each party agrees to use its best efforts (the same being not less than that employed to protect his own proprietary


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     information) to safeguard the Proprietary Information and to prevent the unauthorized, negligent or inadvertent use or disclosure thereof Neither party shall without the prior written approval of any officer of the other, directly or indirectly, disclose the proprietary Information to any person or business entity except for a limited number of employees, attorneys, accountants and other advisors of the other on a need-to-know basis or as may be required by law or regulation. Each party shall promptly notify the other in writing of any unauthorized, negligent or inadvertent use or disclosure of proprietary Information. Each party shall be liable under this Agreement to the other for any use or disclosure in violation of this Agreement by its employees, attorneys, accountants or other advisors or agents. This Section V shall continue in full force and effect notwithstanding the termination of this Agreement.

V1.  Duration and Termination of Agreement

     With respect to any Fund, this Agreement shall become effective upon the date such Fund is identified on Exhibit B, and this Agreement is approved by the Trust's Board of Trustees if such approval is required, and shall continue in force for one year, and shall thereafter continue automatically for successive annual periods unless earlier terminated and subject to any periodic approval required by the Trust's Board of Trustees. This Agreement is terminable as to any Fund by any party upon 60 days written notice thereof to the other parities or upon default hereof provided that such default shall not terminate this Agreement to the extent that the defaulting party has been notified of such default by the non-defaulting party and the defaulting party cures such default within 10 business days of notice of such default.

     After the date of termination as to a Fund, no fee will be due with respect to any shares of such Fund that are first placed or purchased in Company or Correspondent customer accounts after the date of such termination. However, notwithstanding any such termination, the Trust and TOGSC will remain obligated to pay Company the Asset Based Fee as to each share of such Fund that was considered in the calculation of such fee as of the date of such termination, for so long as such share is held in the Company or Correspondent account. This Agreement, or any provision hereof, shall survive termination to the extent necessary for each party to perform its obligations with respect to shares for which the Asset Based Fee continues to be due subsequent to such termination.

     Notwithstanding anything to the contrary contained in this Section VI, this Agreement will terminate automatically with respect to TOGSC in the event that TOGSC ceases to serve as principal underwriter or distributor for the Funds pursuant to a termination of its Distribution Agreement with the Fund; or, with respect to the Trust in the event that the Fund's plan of distribution, adopted pursuant to Rule l2b-1 under the 1940 Act, or any other plan for the financing of shareholder servicing activities (the "Plan") which finances such payment obligation is terminated for whatever reason by the Trust's Board of Directors. In that connection the Trust's and TOGSC's payment obligations with respect to fees will cease as of the effective date of (I) the termination of TOGSC's Distribution Agreement with the Fund or (ii) the termination of the plan, as the case may


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     be. This paragraph does not relieve the Trust or TOGSC of the obligation for payment of past fees due under this Agreement. In the event such payment obligation shall cease in accordance with clause (i) above, Company may seek to receive such payments from any successor distributor that is appointed by the Funds. In the event such payment obligation shall cease in accordance with clause (ii) above, the Trust and Company agree to negotiate in good faith with respect to whether and to what extent the Trust will continue to make such payments either from a related party's resources or in reliance upon financing that is provided by a successor plan.

VII. Miscellaneous

A. CUSTODY - The Trust acknowledges that Fund shares maintained by Company for Shareholders hereunder are held in custody for the exclusive benefit of customers of Company or its Correspondents and shall be held free of any right, charge, security interest, lien or claim against Company in favor of the Trust or its agents acting on behalf of the Trust.

B. TRANSACTION CHARGES - During the term of this Agreement, Company shall not assess against or collect from its brokerage customers any transaction fee upon the purchase or redemption of any Fund's shares that are considered in calculating the fee due pursuant to Section III hereof.

C. NONEXCLUSIVELY - The Trust acknowledges that Company may perform services similar to those to be provided under this Agreement to other investment companies, investment company sponsors, or service providers to investment companies.

D. FORCE MAJEURE - No party or its affiliates shall be liable to any other party for any damage, claim or other loss whatsoever caused by circumstances or events beyond its reasonable control.

E. NOTICES - All notices and communications required or permitted by this Agreement shall be in writing and delivered personally or sent by first class mail unless otherwise agreed. All such notices and other communications shall be made:

     If to the Trust and TOGSC, to:

                   The One Group Services Company
                   Attn: Mr. Mark S. Redman
                   3435 Stelzer Road
                   Columbus, OH 43219-8001

     If to Company, to:

                   Exeter Trust Company.
                   -----------------------------------
                   1 Hampton Road, Suite 107
                   -----------------------------------
                   Exeter, NH 03833
                   -----------------------------------
                   Attn:  Patrick Oliver, President
                   -----------------------------------


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F.   This Agreement and any Exhibits hereto may be amended only upon the written agreement of the parties.

G. This Agreement may not be transferred or assigned by either the Trust, TOGSC or Company and shall be construed in accordance with the laws of the State of Ohio.

H. The names "One Group Mutual Funds" and "Trustees of the One Group" refer respectively to the business trust created and the Trustees, as trustees and not individually or personally, acting from time to time under a Declaration of Trust amended, restated and dated as of February 11, 1993 to which reference is hereby made and copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "One Group" entered into in the name of on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any Fund must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ONE GROUP MUTUAL FUNDS

By: /s/ James T. Gillespie
    ------------------------------
Name:  James T. Gillespie
       ---------------------------
Title: Vice President
       ---------------------------

THE ONE GROUP SERVICES COMPANY

By:  /s/  Mark S. Redman
     -----------------------------
Name:  Mark S. Redman
       ---------------------------
Title: President
       --------------------------


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

Exeter Trust Company

By:  /s/  Patrick P. Oliver
     -----------------------------
Name:  Patrick P. Oliver
       ---------------------------
Title: President
       ---------------------------


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                                    EXHIBIT A

                                  FEE SCHEDULE

1.   Asset Based Fee

     (a) For the services provided by Company hereunder, the Trust or TOGSC shall pay to Company a fee with respect to each Fund, calculated daily and paid monthly in arrears, equal to .25 percent per annum of the daily market value of the total number of shares of such Fund held in accounts at Company (determined by multiplying the number of such shares times the publicly-reported net asset value of each share), excluding the value of (1) shares held in a brokerage account prior to the effective date of the Agreements to the Fund issuing such shares ("Pre-Participating Assets"), and (ii) shares first placed or purchased in a brokerage account after the termination of the Agreement as to the trust issuing such shares. The total number of shares of all Funds with respect to which a fee will be due to Fidelity hereunder shall be referred to in this Exhibit A as "Participating Assets".

     (b) Subsequent to each month-end, Company shall send to TOGSC a statement of the market value of shares of the Fund for which the fee is calculated for the preceding month, together with a statement of the amount of such fee.

     (c) The Trust or TOGSC shall pay to Company such fee within 30 days after their receipt of such statement. Such payment shall be by wire transfer or other form acceptable to Company and shall be separate from payments related to redemption proceeds and distributions.


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



                                    Exhibit B
                                      Funds

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

FUND NAME                                            CLASS    TYPE                                        CUSIP          QUOTRON
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One Group Balanced Fund                                A                                                681937470         OGASX
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One Group Large Cap Growth                             A                                                681937249         OLGAX
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One Group Large Cap Value                              A                                                681937876         OLVAX
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One Group Mid Cap Growth                               A                                                681937728         OSGIX
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One Group International Equity Index                   A                                                681937561         OEIAX
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One Group Mid Cap Value                                A                                                681937751         OGDIX
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One Group Equity Index                                 A                                                681937827         OGEAX
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One Group Equity Income                                A                                                681937785         OIEIX
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One Group Diversified Equity                           A                                                681939815         PAVGX
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One Group Small Cap Growth                             A                                                681939849         PGSGX
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One Group Small Cap Value                              A                                                68231N305         PSOAX
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One Group Diversified Mid Cap                          A                                                68231N701         PECAX
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One Group Diversified International                    A                                                68231N867         PGIEX
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One Group Market Expansion Index                       A                                                68231N826          NIA
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One Group Investor Growth                              A                                                681939674         ONGAX
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One Group Investor Growth & Income                     A                                                681939617         ONGIX
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One Group Investor Conservative Growth                 A                                                681939641         OICAX
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One Group Investor Balanced                            A                                                681939575         OGIAX
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One Group Intermediate Bond                            A                                                681937264         OGBAX
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One Group Government Bond                              A                                                681937330         OGGAX
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One Group Short-Term Bond                              A                                                681937629         OGLVX
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One Group Income Bond                                  A                                                681937652         ONIAX
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One Group Ultra Short-Term Bond                        A                                                681937314         ONUAX
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One Group High Yield Bond                              A                                                68231N107         OHYAX
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One Group Treasury & Agency                            A                                                681939526         OTABX
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One Group Bond Fund                                    A                                                68231N776         PGBOX
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


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